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                                                                    EXHIBIT 23.1


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



We consent to the incorporation by reference into Registration Statement Nos. 333-76223, 333-83521, 333-57972, 333-74100, 333-89134, 333-114234, and
333-123135 on Form S-3 and Nos. 333-08990, 333-30304, 333-57970, 333-70238,
333-107835, 333-114243, and 333-115596 on Form S-8 of our report dated March 15,
2006, appearing in the Annual Report on Form 10-K of Cray Inc. and subsidiaries for the year ended December 31, 2005.


/s/ PETERSON SULLIVAN PLLC


Seattle, Washington
April 20, 2006